GENERAL SECURITY AGREEMENT

This Agreement dated the 16th of April, 2011

Between:

Play LA Inc. ( the “Debtor” )

And

Chelten Limited ( the “Lender” )

1.

SECURITY INTEREST

(a)

For the value received, the undersigned (“Debtor”) hereby grants to Chelten Limited (“Lender”) a security interest, mortgage and charge (hereinafter collectively referred to as the “Security Interest”) as hereinafter provided:

(i)

A Security Interest in the undertaking of Debtor and all of Debtor’s present and after acquired personal property including, without limitation, all Goods (including all parts, accessories, tools, furniture, additions thereto), Chattel Paper, Document of Title (whether negotiable or not), Instruments, Intangibles, Money and Securities now owned or hereafter owned or acquired by or on behalf of Debtor (including such as may be returned to or repossessed by Debtor) and including, without limitation, all of the following now owned or hereafter owned or acquired by or on behalf of Debtor:

A.

All inventory of whatever kind and wherever situate;

B.

All equipment (other than inventory) of whatever kind and wherever situate, including, without limitation, all apparatus, equipment, tools, plant, furniture, fixtures and vehicles of whatsoever nature or kind;

C.

All accounts and book debts and generally all debts, dues, claims,  and demands of every nature and kind howsoever arising or secured and whether arising in connection with an interest in real or personal property or otherwise, including letters of credit and advices of credit, which are now due, owing or accruing or growing due to or owned by or which may hereafter become due, owing or accruing or growing due to or owned by Debtor (collectively referred to as the “Debts”);

D.

All deeds, documents, writings, papers, books of account and other books relating to or being records of Debts, Chattel Paper or Documents of Title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable;

E.

All contractual rights and insurance claims; and

F.

All patents, industrial designs, trade-marks, trade secrets and know-how, including without limitation, environmental technology and biotechnology, confidential information, trade-names, goodwill, copyrights, personality rights, integrated circuit topographies, software and all other forms of intellectual and industrial property, all registered Domain Names, and any registrations and applications for registration of any of the foregoing (collectively referred to as “Intellectual Property”).

G.

All  Internet based technology, including all websites currently owned or which may hereinafter be purchased, including the Domain Names, Intellectual Property associated with each Domain Name, all customer email lists and records, all transferrable agreements, contracts, licenses, patents and trade- marks related to each Domain Name including without limiting the generality of the foregoing, URL’s, all associated source codes, manuals, and passwords, software copies and licenses, customized development code and programming that has been applied to the open source (other than those owned by third parties not associated or related to the Debtor, or open source) currently utilized in the operation of the Websites; all existing content and the content management systems for the  Websites in a form that allows multi-language inputs; the traffic measurement system (and all historical reports) that reports in a manner that is useful to editors; mailing lists of all users and subscribers and all available user records of all kinds, full contact information for all current writers to the Websites.

(ii)

A mortgage and charge as and by way of a fixed charge, in all of Debtor’s present and after acquired interest in property, assets and undertaking not secured in (i) above, including all real, immoveable and leasehold property and all easements, rights-of-way, privileges, benefits, licenses, improvements and rights whether connected therewith or appurtenant thereto or separately owned or held, including without limitation, all structures, plants and other fixtures now owned or hereafter owned or acquired by or on behalf of Debtor (collectively referred to as “Real Property”); and

(iii)

A Security Interest in all property described in Schedule C annexed hereto or any replacement or additional Schedule C  now or hereafter annexed hereto; and

(iv)

A Security Interest in all proceeds and renewals thereof, accretions  thereto and substitutions therefore,

all of the foregoing being hereinafter collectively referred to as the “Collateral”.

(b)

The Security Interest granted hereby shall not extend or apply to, and Collateral shall not include, the last day of the term of any lease or agreement therefore, but upon the enforcement of the Security Interest, Debtor shall stand possessed of such last day in trust to assign the same to any person acquiring such term.

(c)

The terms “Goods”, “Chattel Paper”, “Document of Title”. “Instrument”, “Intangible”, “Security”, “Proceeds”, “Inventory”, “equipment”, “accessions”, “Money”, “Account”, “financing statement” and “financing change statement” whenever used herein shall be interpreted pursuant to their respective meanings when used in the Personal Property Security Act where the herein mentioned office of the Debtor is located, which Act, including amendments thereto and any Act substituted therefore and amendments thereto is herein referred to as the “PPSA”.  Provided always that term “goods” when used herein shall not include “consumer goods” of Debtor as that term is defined in the PPSA.  Any reference herein to “Collateral” shall, unless the context otherwise requires, be deemed a reference to “Collateral or any part thereof”.

(d)

The Security Interest granted hereby shall have the principle effect of taking priority over any other registered interest, if any.

2.

INDEBTEDNESS SECURED

The Security Interest granted hereby secures payment and performance of any and all obligations, indebtedness and liability of Debtor to Lender (including interest thereon) present of future, direct or indirect, absolute or contingent, matured or not, extended or renewed, wheresoever and howsoever incurred and any ultimate unpaid balance thereof and whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again and whether Debtor be bound alone or with another or others and whether as principal or surety (collectively referred to as the “Indebtedness”).  If the Security Interest in the Collateral is not sufficient, in the event of default, to satisfy all Indebtedness of Debtor, Debtor acknowledges and agrees that Debtor shall continue to be liable for any Indebtedness remaining outstanding and Lender shall be entitled to pursue full payment thereof.

3.

REPRESENTATIONS AND WARRANTIES OF DEBTOR

Debtor represents and warrants, and so long as this Security Agreement remains in effect shall be deemed to continuously represent and warrant that:

(a)

The Collateral is genuine and owned by Debtor free of all security interests, mortgages, liens, claims, charges, licenses, leases, infringements by third parties, encumbrances or other adverse claims or interests (collectively referred to as the “Encumbrances”), save for the Security Interest and those Encumbrances shown on  Schedule A, annexed hereto or hereafter approved in writing by Lender prior to their creation or assumption;

(b)

All Intellectual Property applications and registrations are valid and in good standing and Debtor is the owner of the applications and registrations;

(c)

Each Debt, Chattel Paper and Instrument constituting Collateral is enforceable in accordance with its terms against the party obligated to pay the same (the “Account Debtor”), and the amount represented by Debtor to Lender from time to time as owing by each Account Debtor or by all Account Debtors will be the correct amount actually and unconditionally owing by such Account Debtor or Account Debtors, except for normal cash discounts where applicable, and no Account Debtor will have any defence, set off, claim or counterclaim against Debtor which can be asserted against Lender, whether in any proceeding to enforce Collateral or otherwise;

(d)

The locations specified in Schedule B annexed hereto as to business operations and records are accurate and complete and with respect to Real Property and Goods (including Inventory) constituting Collateral, the locations specified in Schedule B are accurate and complete save for Goods in transit to such locations and Inventory on lease or consignment.

(e)

Debtor has disclosed to Lender all environmental and other matters which could have a material effect on the financial condition or operations of Debtor; and

(f)

The execution, delivery and performance of the obligations under this Security Agreement and the creation of any security interest in or assignment hereunder of Debtors’ rights in the Collateral to Lender will not result in a breach of the constating documents or by-laws of the Debtor, or any agreement to which Debtor is a party.

4.

COVENANTS OF THE DEBTOR

So long as this Security Agreement remains in effect, Debtor covenants and agrees:

(a)

To defend the Collateral against the claims and demands of all other parties claiming the same or an interest therein; to diligently initiate and prosecute legal action against all infringers of Debtors’s rights in Intellectual Property; to take all reasonable action to keep the Collateral free from all Encumbrances, except for the Security Interest, licenses which are compulsory under federal or provincial legislation and those shown in Schedule A or hereafter approved in writing by Lender, prior to their creation or assumption; and not to sell, exchange, transfer, assign, lease, license or otherwise dispose of Collateral or any interest therein without the prior written consent of Lender; provided always that, until default, Debtor may, in the ordinary course of Debtor’s business, sell or lease Inventory and, subject to Clause 7 hereof, use Money available to Debtor;

(b)

To notify Lender promptly of:

(i)

Any change in the information contained herein or in the Schedules hereto relating to Debtor, Debtor’s business or Collateral;

(ii)

The details of any significant acquisition of Collateral;

(iii)

The details of any claims or litigation affecting Debtor or Collateral;

(iv)

Any loss or damage to Collateral;

(v)

Any default by and Account Debtor in payment or other performance of its obligations with respect to Collateral; and

(vi)

The return to or repossession by Debtor of Collateral;

(c)

To keep Collateral in good order, condition and repair and not to use Collateral in violation of the provisions of this Security Agreement or any other agreement relating to Collateral or any policy insuring Collateral or any applicable statute, law, by-law, rule, regulation or ordinance; to keep all agreements, registrations and applications relating to Intellectual Property and intellectual property used by Debtor in its business in good standing and to renew all agreements and registrations as may be necessary or desirable to protect Intellectual Property, unless otherwise agreed in writing, by Lender; to apply to register all existing and future copyrights, trade-marks, patents, integrated circuit topographies and industrial designs whenever it is commercially reasonable to do so:

(d)

To do, execute, acknowledge and deliver such financing statements, financing change statements and further assignments, transfers, caveats, mortgages, notices, documents, acts, matters and things (including further schedules hereto) as may be reasonably requested by Lender of or with respect to Collateral in order to give effect to these presents and to pay all costs for searches and filings in connection therewith;

(e)

To pay all taxes, rates, levies, assessments and other charges of every nature which may be lawfully levied, assessed or imposed against or in respect of Debtor or Collateral as and when the same become due and payable;

(f)

To insure Collateral for such periods, in such amounts, or such terms and against loss or damage by fire and such other risks as Lender shall reasonably direct with loss payable to Lender and Debtor, as insureds, as their respective interests may appear, and to pay all premiums therefore;

(g)

To prevent Collateral, save Inventory sold or leased as permitted hereby, from being or becoming an accession to other property not covered by this Security Agreement;

(h)

To carry on and conduct the business of Debtor in accordance with all applicable laws, in a proper and efficient manner and so as to protect and preserve Collateral and to keep, in accordance with generally accepted accounting principles, consistently applied, proper books of account for Debtor’s business as well as accurate and complete records concerning Collateral, and mark any and all such records and Collateral at Lender’s request so as to indicate the Security Interest; and

(i)

To deliver to Lender from time to time promptly upon requests:

(1)

Any Documents of Title, Instruments, Securities, Chattel Paper and duplicate certificates of title to Real Property constituting, representing or relating to Collateral;

(2)

All books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to Collateral for the purpose of inspecting, auditing or copying the same;

(3)

All financial statements prepared by or for Debtor regarding Debtor’s business;

(4)

All policies and certificates of insurance relating to Collateral; and

(5)

Such information concerning Collateral, Debtor and Debtor’s business and affairs as Lender may reasonably request.

5.

USE AND VERIFICATION OF COLLATERAL

Subject to compliance with Debtor’s covenants contained herein and Clause 7 hereof, Debtor may, until default, possess, operate, collect, use and enjoy and deal with Collateral in the ordinary course of Debtor’s business in any manner not inconsistent with the provisions hereof; provided always that Lender shall have the right at any time and from time to time to verify compliance by Debtor with Debtor’s obligations under this Security Agreement (including through inquiries with governmental agencies) and the existence and state of the Collateral in any manner Lender may consider appropriate and Debtor agrees to furnish all assistance and information and to perform all such acts as Lender may reasonably request in connection therewith and for such purpose to grant to Lender or its agents access to all places where Collateral may be located and to all premises occupied by Debtor.

6.

SECURITIES

If Collateral at any time includes Securities, Debtor authorizes Lender to transfer the same or any part thereof into its own name or that of its nominee(s) so that Lender or its nominee(s) may appear on record as the sole owner thereof, provided that, until default, Lender shall deliver promptly to Debtor all notices or other communications received by it or its nominee(s) as such registered owner and, upon demand and receipt of payment of any necessary expenses thereof, shall issue to Debtor or its order a proxy to vote and take all action with respect to such Securities.  After default, Debtor waives all rights to receive any notices or communications received by Lender or its nominee(s) as such registered owner and agrees that no proxy issued by Lender to Debtor or its order as aforesaid shall thereafter be effective.

7.

COLLECTION OF DEBTS

Before or after default under this Security Agreement, Lender may notify all or any Account Debtors of the Security Interest and may also direct such Account Debtors to make all payments on Collateral to Lender.  Debtor acknowledges that any payments on or other proceeds of the Collateral received by Debtor from Account Debtors, whether before or after notification of this Security Interest to Account Debtor and whether before or after default under this Security Agreement shall be received and held by Debtor in trust for Lender and shall be turned over to Lender upon request.

8.

INCOME FROM INTEREST ON COLLATERAL

(a)

Until default, Debtor reserves the right to receive any Money constituting income from or interest on Collateral and if Lender receives any such Money prior to default, Lender shall either credit the same against the Indebtedness or pay the same promptly to Debtor.

(b)

After default, Debtor will not request or receive any Money constituting income from or interest on Collateral and if Debtor receives any such Money without any request by it, Debtor will pay the same promptly to Lender.

9.

INCREASES, PROFITS, PAYMENTS OR DISTRIBUTIONS

(a)

Whether or not default has occurred, Debtor authorizes Lender:

(i) to receive any increase in or profits on Collateral (other than Money) and to hold the same as part of Collateral.  Money so received shall be treated as income for the purposes of Clause 8 hereof and dealt with accordingly; and

(ii) to receive any payment or distribution upon redemption or retirement or upon dissolution and liquidation of the issuer of Collateral; to surrender such Collateral in exchange therefore; and to hold any such payment or distribution as part of Collateral.

(b)

If Debtor receives any such increase or profits (other than Money) or payments or distributions, Debtor will deliver the same promptly to Lender to be held by Lender as herein provided.

10.

DISPOSITION OF MONEY

Subject to any applicable requirements of the PPSA or other applicable law, all Money collected or received by Lender pursuant to or in exercise of any right it possesses with respect to Collateral shall be applied on account of Indebtedness in such manner as Lender deems best or, at the option of Lender, may be held unappropriated in a collateral account or released to Debtor, all without prejudice to the liability of Debtor or the rights of Lender hereunder, and any surplus shall be accounted for as required by law.

11.

EVENTS OF DEFAULT

The happening of any of the following events or conditions shall constitute default hereunder which is herein referred to as “default”:

(a)

Nonpayment when due, whether by acceleration or otherwise, of any principal or interest forming part of Indebtedness or the failure of Debtor to observe or perform any obligation, covenant, term, provision or condition contained in this Security Agreement or any other agreement between Debtor and Lender;

(b)

The death of a declaration of incompetency by a court of competent jurisdiction with respect to Debtor, if an individual;

(c)

The bankruptcy or insolvency of Debtor; the filing against Debtor of a petition in bankruptcy; the making of an authorized assignment for the benefit of creditors by Debtor; the appointment of a receiver or trustee for Debtor or for any assets of Debtor or the institution by or against Debtor of any other type of insolvency proceeding under the Bankruptcy and Insolvency Act (BVI), the Companies’ Creditors Arrangement Act (BVI) or otherwise;

(d)

The institution by or against Debtor of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up of affairs of Debtor;

(e)

If any Encumbrance affecting Collateral becomes enforceable against Collateral;

(f)

If Debtor ceases or threatens to cease to carry on business or makes or agrees to make a sale of a substantial portion of Debtor’s assets or commits or threatens to commit an act of bankruptcy;

(g)

If any execution, sequestration, extent or other process of any court becomes enforceable against Debtor or if a distress or analogous process is levied upon the assets of Debtor or any part thereof; and

(h)

If any certificate, statement, representation, warranty or audit report theretofore or hereafter furnished by or on behalf of Debtor pursuant to or in connection with this Security Agreement or otherwise (including, without limitation, the representations and warranties contained herein) or as an inducement to Lender to extend any credit to or to enter into this or any other agreement with Debtor, proves to have been false in any material respect at the time as of which the facts therein set forth were stated or certified, or proves to have omitted any substantial contingent or unliquidated liability or claim against Debtor; or if upon the date of execution of this Security Agreement, there shall have been any material adverse change in any of the facts disclosed by any such certificate, representation, statement, warranty or audit report, which change shall not have been disclosed to Lender at or prior to the time of such execution.

12.

ACCELERATION

Lender, in its sole discretion, may declare all or any part of Indebtedness which is not by its terms payable on demand to be immediately due and payable, without demand or notice of any kind, in the event of default, or if Lender considers itself insecure or that the Collateral is in jeopardy.  The provisions of this clause are not intended in any way to affect any rights of Lender with respect to any Indebtedness which may now or hereafter be payable on demand.

13.

REMEDIES

(a)

Upon default, Lender may appoint or reappoint by instrument in writing, any person or persons, whether an officer or officers or an employee or employees of Lender or not, to be a receiver or receivers (hereinafter called a “Receiver”, which term when used herein shall include a receiver and manager) of Collateral (including any interest, income or profits therefrom) and may remove any Receiver so appointed and appoint another in its stead.  Any such Receiver shall, so far as concerns responsibility for its acts, be deemed the agent of Debtor and not Lender, and Lender shall not be in any way responsible for any misconduct, negligence or non-feasance on the part of any such Receiver, its servants, agents or employees.  Subject to the provisions of the instrument appointing it, any such Receiver shall have the power to take possession of Collateral, to preserve Collateral or its value, to carry on or concur in carrying on all or any part of the business of Debtor and to sell, lease, license or otherwise dispose of or concur in selling, leasing, licensing or otherwise disposing of Collateral.  To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including Debtor, enter upon, use and occupy all premises owned or occupied by Debtor constituting Collateral or wherein Collateral may be situate, maintain Collateral upon such premises, borrow money on a secured or unsecured basis and use Collateral directly in carrying on Debtor’s business or as security for loads or advances to enable the Receiver to carry on Debtor’s business or otherwise, as such Receiver shall, in its discretion, determine.  Except as may be otherwise directed by Lender, all Money received from time to time by such Receiver in carrying out its appointment shall be received in trust for and paid over to Lender.  Every such Receiver may, in the discretion of Lender, be vested with all or any of the rights and powers of Lender.

(b)

Upon default, Lender may, either directly or through its agents or nominees, exercise any or all of the powers and rights given to a Receiver by virtue of the foregoing sub-clause (a).

(c)

Lender may take possession of, collect, demand, sue on, enforce, recover and receive Collateral and give valid and binding receipts and discharges therefore and in respect thereof and, upon default, Lender may sell, lease, license or otherwise dispose of Collateral in such manner, at such time or times and place or places, for such consideration and upon such terms and conditions as Lender may seem reasonable.

(d)

In addition to those rights granted herein and in any other agreement now or hereafter in effect between Debtor and Lender and in addition to any other rights Lender may have at law  or in equity, Lender shall have, both before and after default, all rights and remedies of a secured party under the PPSA provided always, that Lender shall not be liable or accountable for any failure to exercise its remedies, take possession of, collect, enforce, realize, sell, lease, license or otherwise dispose of Collateral or to institute any proceedings for such purposes.  Furthermore, Lender shall have no obligation to take any steps to preserve rights against prior parties to any Instrument or Chattel Paper or prior encumbrances on any Real Property whether Collateral or proceeds and whether or not in Lenders possession and shall not be liable or accountable for failure to do so.

(e)

Debtor acknowledges that Lender or any Receiver appointed by it may take possession of Collateral wherever it may be located and by any method permitted by law and Debtor agrees upon request from Lender or any such Receiver to assemble and deliver possession of Collateral at such place or places as directed.

(f)

Debtor agrees to be liable for and to pay all costs, charges and expenses incurred by Lender or any Receiver or agent appointed by it, whether directly or for services rendered (including solicitors costs on a solicitor and his own client basis and auditors costs and other legal expenses and Receiver and agent remuneration), in operating Debtor’s accounts, preparing or enforcing this Security Agreement, inspecting and determining the state of the Collateral, taking and maintaining custody of, preserving, repairing, processing, preparing for disposition and disposing of Collateral and in enforcing or collecting Indebtedness and all such costs, charges and expenses, together with any amounts owing as a result of any borrowing by Lender or any Receiver appointed by it, as permitted hereby, shall be a first charge on the proceeds of realization, collection or disposition of Collateral and shall be secured hereby.

(g)

Lender will give Debtor such notice, if any, of the date, time and place of any public sale or of the date after which any private disposition of Collateral is to be made as may be required by the PPSA or other applicable law.

(h)

Upon default and receiving written demand from Lender, Debtor shall take such further action as may be necessary to evidence and effect an assignment or licensing of Intellectual Property to whomever Lender directs, including to Lender.  Debtor appoints any officer or director or bank manager of Lender upon default to be its attorney in accordance with applicable legislation with full power of substitution and to do on Debtor’s behalf anything that is required to assign, license or transfer, and to record any assignment, license or transfer of the Collateral.  This power of attorney, which is coupled with an interest, is irrevocable until the release or discharge of the Security Interest.

14.

MISCELLANEOUS

(a)

Debtor hereby authorizes Lender to file such financing statements, financing change statements, caveats, mortgages, forms, security notices and other documents and do such acts, matters and things (including completing and adding schedules hereto identifying Collateral or any permitted Encumbrances affecting Collateral or identifying the locations at which Debtor’s business is carried on and Collateral and records relating thereto are situate) as Lender may deem appropriate to perfect on an ongoing basis and continue the Security Interest, to protect and preserve Collateral and to realize upon the Security Interest and Debtor hereby irrevocably constitutes and appoints any officer of Lender the true and lawful attorney of Debtor, with full power of substitution, to do any of the foregoing in the name of Debtor whenever and wherever it may be deemed necessary or expedient.

(b)

Without limiting any other right of Lender, whenever Indebtedness is immediately due and payable or Lender has the right to declare Indebtedness to be immediately due and payable (whether or not it has so declared), Lender may, in its sole discretion, set off against Indebtedness any and all amounts then owed to Debtor by Lender in any capacity, whether or not due, and Lender shall be deemed to have exercised such right to set off immediately at the time of making its decision to do so even though any charge therefore is made or entered on Lender’s records subsequent thereto.

(c)

Upon Debtor’s failure to perform any of its duties hereunder, Lender may, but shall not be obligated to, perform any or all of such duties, and Debtor shall pay to Lender, forthwith upon written demand therefore, an amount equal to the expense incurred by Lender in so doing plus interest thereon from the date such expense is incurred until it is paid at the rate of 10% per annum.

(d)

Lender may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges and otherwise deal with Debtor, debtors of Debtor, sureties and others and with Collateral and other security as Lender may see fit without prejudice to the liability of Debtor or Lender’s right to hold and realize the Security Interest.  Furthermore, Lender may demand, collect and sue on Collateral in either Debtor’s or Lender’s name, at Lender’s option, and may endorse Debtor’s name on any and all cheques, commercial paper, and any other instruments pertaining to or constituting Collateral.

(e)

No delay or omission by Lender in exercising any right or remedy hereunder or with respect to any indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy.  Furthermore, Lender may remedy any default by Debtor hereunder or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Debtor.  All rights and remedies of Lender granted or recognized herein are cumulative and may be exercised at any time and from time to time independently or in combination.

(f)

Debtor waives protest of any Instrument constituting Collateral at any time held by Lender on which Debtor is in any way liable and, subject to Clause 13(g) hereof, notice of any other action taken by Lender.

(g)

This Security Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.  In any action brought by an assignee of this Security Agreement and the Security Interest or any part thereof to enforce any rights hereunder, Debtor shall not assert against the assignee any claim or defence with Debtor executes this Security Agreement the obligations of such Debtors hereunder shall be joint and several and, unless the context otherwise requires, a reference to “Debtor” herein shall be deemed to be a reference to each of the undersigned.

(h)

Save for any schedules which may be added hereto pursuant to the provisions hereof, no modification, variation or amendment of any provision of this Security Agreement shall be made except by a written agreement, executed by the parties hereto and no waiver of any provision hereof shall be effective unless in writing.

(i)

Subject to the requirements of Clauses 13(g) and 14(j) hereof, whenever either party hereto is required or entitled to notify or direct the other or to make a demand or request upon the other, such notice, direction, demand or request shall be in writing and shall be sufficiently given, in the case of Lender, if delivered to it or sent by prepaid registered mail addressed to it at its address herein set forth or as changed pursuant hereto and, in the case of Debtor, if delivered to it or if sent by prepaid registered mail addressed to it at its last known address known to Lender.  Either party may notify the other pursuant hereto of any change in such party’s principal address to be used for the purposes hereof.

(j)

This Security Agreement and the security afforded hereby is in addition to and not in substitution for any other security now or hereafter held by Lender and is intended to be a continuing Security Agreement.

(k)

The headings used in this Security Agreement are for convenience only and are not to be considered a part of this Security Agreement and do not in any way limit or amplify the terms and provisions of this Security Agreement.

(l)

When the context so requires, the singular number shall be read as if the plural were expressed and the provisions hereof shall be read with all grammatical changes necessary dependent upon the person referred to being a male, female, firm or corporation.

(m)

In the event any provisions of this Security Agreement, as amended from time to time, shall be deemed invalid or void, in whole or in part, by any Court of competent jurisdiction, the remaining terms and provisions of this Security Agreement shall remain in full force and effect.

(n)

Nothing herein contained shall in any way obligate Lender to grant, continue, renew, extend time for payment of or accept anything which constitutes or would constitute Indebtedness.

(o)

The Security Interest created hereby is intended to attach when this Security Agreement is signed by Debtor and delivered to Lender.

(p)

Debtor acknowledges and agrees that in the event it amalgamates with any other company or companies it is the intention of the parties hereto that the term “Debtor” when used herein shall apply to each of the amalgamating companies and to the amalgamated company, such that the Security Interest granted hereby:

(i)

Shall extend to "Collateral" (as that term is herein defined) owned by each of the amalgamating companies and the amalgamated company at the time of amalgamation and to any "Collateral" thereafter owned or acquired by the amalgamated company; and

(ii)

shall secure the “Indebtedness” (as that term is herein defined) of each of the amalgamating companies and the amalgamated company to Lender at the time of amalgamation and any “Indebtedness” of the amalgamated company to Lender thereafter arising.

The Security Interest shall attach to "Collateral" owned by each company amalgamating with Debtor, and by the amalgamated company, at the time of amalgamation, and shall attach to any "Collateral" thereafter owned or acquired by the amalgamated company when such becomes owned or is acquired.

(q)

In the event that Debtor is a body corporate, it is hereby agreed that The Limitation of Civil Rights Act of the BVI, or any provision thereof, shall have no application to this Security Agreement or any agreement or instrument renewing or extending or collateral to this Security Agreement.

(r)

This Security Agreement and the transactions evidenced hereby shall be governed by and construed in accordance with the laws where the herein mentioned office of the Debtor is located including, where applicable, the PPSA and the Land Titles Act (BVI).

15.

COPY OF AGREEMENT AND FINANCING STATEMENT

(a)

Debtor hereby acknowledges receipt of a copy of this Security Agreement.

(b)

Debtor waives Debtor’s right to receive a copy of any financing statement or financing change statement registered by Lender or any verification statement pertaining to a registration by Lender.

16.

LENDER OFFICE ADDRESS:

PO Box 156, Brittons Hill, St. Michael, Barbados

17.

NAME AND ADDRESS OF DEBTOR

Debtor represents and warrants that the following information is accurate:

Play LA Inc.

Registered Office:  c/o Mossack Fonseca & Co.

Akara Building, PO Box 3136, 24 De Castro Street, Wickhams Cay 1,

Road Town, Tortola, British Virgin Islands

IN WITNESS WHEREOF Debtor has executed this Security Agreement as of the 16th  day of APRIL, 2011.

PLAY LA INC.

/s/ David Hallonquist

/s/ Brian Cole

David Hallonquist

Brian Cole

President, CEO

CFO

SCHEDULE “A”

(ENCUMBRANCES AFFECTING COLLATERAL)

SCHEDULE “B”

1.

LOCATION OF DEBTOR’S BUSINESS OPERATIONS

20 Mount Clapham, St Michael, Barbados, BB14005

2.

LOCATIONS OF RECORDS RELATING TO COLLATERAL

Same as above

3.

LOCATIONS OF COLLATERAL

Same as above

SCHEDULE “C”

(DESCRIPTION OF PROPERTY)

All present and after-acquired personal property, including but not limited to:

www.arsenal-mania.com

www.arsenal-mania.co.uk

www.bettingchoice.co.uk

www.guidetopoker.com

www.opciondeapuestas.com

www.guiaparaaprenderpoquer.com

www.vadslagningsguiden.com

www.guidedepoker.fr

www.puntasulgioco.com

www.guida-al-poker.com

www.daswettangebot.com

www.anleitungzumpoker.com

www.ie.pokernewsheadlines.com

www.guidetillpoker.com

www.fr.pokernewsheadlines.com

www.ro.pokernewsheadlines.com

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